                                                                    EXHIBIT 10.4
                                                                    PART I

                       The Goodyear Tire & Rubber Company

                          Stock Option Grant Agreement

Name
Title

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Common Stock of the Company (the "Common Stock") by key employees and to provide for additional compensation based on appreciation of the Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 2005 Performance Plan of The Goodyear Tire & Rubber Company (the "Plan") was adopted effective April 26, 2005. A copy of the Plan is attached.

                         Granted to:
                                SSN:
                         Grant Date:
                    Options Granted:
                        Option Type:  Incentive
             Option Price per Share:  FMV on Grant Date
                    Expiration Date:  Ten Years from Grant Date

                   Vesting Schedule:  25% Per Year for Four Years

                                              /s/ Robert J. Keegan
                                              ----------------------------------
                                              The Goodyear Tire & Rubber Company
                                                             Date

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.

Signature: __________________________________        Date:______________________
                        Name

2005 Plan Master ISO

ISO Grant Agreement (Cont'd)                                                Date

PART I - INCENTIVE STOCK OPTIONS

1. These Incentive Stock Options for the number of shares of Common Stock indicated on the preceding page (the "Incentive Stock Options") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of the Incentive Stock Options granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand this Grant Agreement.

2. You may exercise the Incentive Stock Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (including a simultaneous exercise and sale of the shares of Common Stock thereby acquired and use of the proceeds from such sale to pay the exercise price) (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Incentive Stock Options shall be by notice stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Incentive Stock Options.

3. As further consideration for the Incentive Stock Options granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries from the Date of Grant to the date or dates the Incentive Stock Options become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Incentive Stock Options granted. The Incentive Stock Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement, (defined as termination of employment at any age after 30 or more years, or at age 55 or older with at least 10 years of continuous service with the Company and its subsidiaries), death, or Disability (defined as termination of employment while receiving benefits under a long-term disability income plan maintained by the Company or one of its subsidiaries).

PART II - NON-QUALIFIED STOCK INVESTMENT OPTIONS

4. A Non-Qualified Stock Investment Option will be automatically granted to you, immediately upon any satisfaction by you of the conditions specified below, on the following terms and conditions:

Date of Grant:              The date of your exercise, at any time prior to
                            January 1, 2012, of an Incentive Stock option granted herein by tendering shares of Common Stock in payment of all or a portion of the exercise price of such Incentive Stock Option.

Number of Common Shares     The number of shares of Common Stock you tendered in
Subject to Option:          the exercise of such Incentive Stock Option.

Option Price Per Share:     The Fair Market Value (as defined in the Plan) of
                            the Common Stock on the date you exercised such Incentive Stock Option by tendering shares of Common
                            Stock.

Exercise Period:            100% exercisable at any time during the period
                            beginning on the first anniversary of its date of grant and ending on (the expiration date of the Incentive grant indicated on page 1 of this grant agreement).

2005 Plan Master ISO

ISO Grant Agreement (Cont'd)                                                Date

5. The Non-Qualified Stock Investment Options are granted under and are governed by the terms and conditions of the Plan and this Grant Agreement. The number of shares of Common Stock subject to each grant is determined by the number of shares of Common Stock you tender to the Company in your exercise of an Incentive Stock Option granted pursuant to this Agreement. The Option price per share of the Non-Qualified Stock Investment Option shall be the Fair Market Value (as defined in the Plan) of Common Stock on the date you exercise an Incentive Stock Option as aforesaid. In order to accept this Option grant, you must tender shares of Common Stock in the exercise of an Incentive Stock Option prior to January 1, 2012.

6. You may exercise the Non-Qualified Stock Investment Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (including a simultaneous exercise and sale of the shares of Common Stock thereby acquired and use of the proceeds from such sale to pay the exercise price) (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Investment Options shall be by notice stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Investment Options.

7. As further consideration for each Non-Qualified Stock Investment Option granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries for twelve months following the Date of Grant in respect thereof (as defined at paragraph 4 above) before you will be entitled to exercise such Non-Qualified Stock Investment Option. Any Non-Qualified Stock Investment Option granted shall not in any event be exercisable after your termination of employment except for Retirement, death, or Disability.

Part III - GENERAL PROVISIONS

8. In the event of your Retirement, the Incentive Stock Options, to the extent they are exercisable, or they become exercisable pursuant to this paragraph, shall remain exercisable for the remainder of the exercise period as Non-Qualified Stock Options. The Options terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your death, Retirement or Disability while an employee of the Company or one of its subsidiaries (and having been an employee continuously since the Date of Grant) during the exercise period on any date which is more than six (6) months after the Date of Grant of the Incentive Stock Options specified on the first page of this Grant Agreement or more than six (6) months after the Date of Grant of Non-Qualified Stock Investment Options specified at paragraph 4 of this Grant Agreement, the Options shall become immediately exercisable and, except as provided below in the event of your death while an employee, shall be exercisable by you for the remainder of the term of the Option grant. In the event of your death while an employee, the Options may be exercised up to three years after date of death by the person or persons to whom your rights in the options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

2005 Plan Master ISO

ISO Grant Agreement (Cont'd)                                                Date

9. The Options shall not in any event be exercisable after the expiration of ten years from the Date of Grant specified on the first page of this Grant Agreement and, to the extent not exercised, shall automatically terminate at the end of such ten-year period.

10. Certificates for the shares of Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

11. In the event you retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of, or otherwise engage in competition with, the Company, the Committee, in its sole discretion, may require you to return, or (if not received) to forfeit, to the Company the economic value of the Options granted hereunder which you have realized or obtained by your exercise at any time on or after the date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all Options granted to you hereunder which you have not exercised prior to your competitive engagement shall be automatically cancelled.

12. Each Option granted is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.

13. All rights conferred upon you under the provisions of this Grant Agreement are personal and, except under the provisions of paragraph 12 of this Grant Agreement, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

14. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address. This agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

15. Each Option may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.

2005 Plan Master ISO

                                                                         PART II

                       The Goodyear Tire & Rubber Company

                          Stock Option Grant Agreement

Name
Title

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Common Stock of the Company (the "Common Stock") by key employees and to provide for additional compensation based on appreciation of the Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 2005 Performance Plan of The Goodyear Tire & Rubber Company (the "Plan") was adopted effective April 26, 2005. A copy of the Plan is attached.

                           Granted to:
                                  SSN:
                           Grant Date:
                      Options Granted:
                          Option Type:  Non-Qualified
               Option Price per Share:  FMV on Grant Date
                      Expiration Date:  Ten Years from Grant Date

                     Vesting Schedule:  25% Per Year for Four Years

                                              /s/ Robert J. Keegan
                                              ----------------------------------
                                              The Goodyear Tire & Rubber Company
                                                            Date

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.

Signature:__________________________________         Date:______________________
                       Name

2005 Plan Master NQ

NQ Grant Agreement (Cont'd)                                                 Date

PART I - NON-QUALIFIED STOCK OPTIONS

1. These Non-Qualified Stock Options for the number of shares of Common Stock indicated on the preceding page (the "Non-Qualified Stock Options") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of the Non-Qualified Stock Options granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand this Grant Agreement.

2. You may exercise the Non-Qualified Stock Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (including a simultaneous exercise and sale of the shares of Common Stock thereby acquired and use of the proceeds from such sale to pay the exercise price) (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Options shall be by notice stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Options.

3. As further consideration for the Non-Qualified Stock Options granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries from the Date of Grant to the date or dates the Non-Qualified Stock Options become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Non-Qualified Stock Options granted. The Non-Qualified Stock Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement (defined as termination of employment at any age after 30 or more years, or at age 55 or older with at least 10 years of continuous service with the Company and its subsidiaries), death, or Disability (defined as termination of employment while receiving benefits under a long-term disability income plan maintained by the Company or one of its subsidiaries).

PART II - NON-QUALIFIED STOCK INVESTMENT OPTIONS

4. A Non-Qualified Stock Investment Option will be automatically granted to you, immediately upon any satisfaction by you of the conditions specified below, on the following terms and conditions:

Date of Grant:              The date of your exercise, at any time prior to
                            January 1, 2012, of a Non-Qualified Stock Option granted herein by tendering shares of Common Stock in payment of all or a portion of the exercise price of such Non-Qualified Stock Option.

Number of Common Shares     The number of shares of Common Stock you tendered in
Subject to Option:          the exercise of such Non-Qualified Stock Option plus
                            the number of shares, if any, withheld by the Company to satisfy required tax withholdings.

Option Price Per Share:     The Fair Market Value (as defined in the Plan) of
                            the Common Stock on the date you exercised such Non-Qualified Stock Option by tendering shares of Common Stock.

Exercise Period:            100% exercisable at any time during the period
                            beginning on the first anniversary of its date of grant and ending on (the expiration date of the Non-Qualified grant indicated on page 1 of this grant agreement).

2005 Plan Master NQ

NQ Grant Agreement (Cont'd)                                                 Date

5. The Non-Qualified Stock Investment Options are granted under and are governed by the terms and conditions of the Plan and this Grant Agreement. The number of shares of Common Stock subject to each grant is determined by the number of shares of Common Stock you tender to the Company in your exercise of a Non-Qualified Stock Option granted pursuant to this Agreement. The Option price per share of the Non-Qualified Stock Investment Option shall be the Fair Market Value (as defined in the Plan) of the Common Stock on the date you exercise a Non-Qualified Stock Option as aforesaid. In order to accept this Non-Qualified Stock Investment Option Grant, you must tender shares of Common Stock in the exercise of a Non-Qualified Stock Option prior to January 1, 2012.

6. You may exercise the Non-Qualified Stock Investment Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (including a simultaneous exercise and sale of the shares of Common Stock thereby acquired and use of the proceeds from such sale to pay the exercise price) (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Investment Options shall be by notice stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Investment Options.

7. As further consideration for each Non-Qualified Stock Investment Option granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries for twelve months following the Date of Grant in respect thereof (as defined at paragraph 4 above) before you will be entitled to exercise such Non-Qualified Stock Investment Option. The Non-Qualified Stock Investment Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement, death, or Disability.

III - GENERAL PROVISIONS

8. The Options terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your death, Retirement or Disability while an employee of the Company or one of its subsidiaries (and having been an employee continuously since the Date of Grant) during the exercise period on any date which is more than six (6) months after the Date of Grant of the Non-Qualified Stock Options specified on the first page of this Grant Agreement or more than six (6) months after the Date of Grant of Non-Qualified Stock Investment Options specified at paragraph 4 of this Grant Agreement, the Options shall become immediately exercisable and, except as provided below in the event of your death while an employee, shall be exercisable by you for the remainder of the term of the Option grant. In the event of your death while an employee, the Options may be exercised up to three years after date of death by the person or persons to whom your rights in the options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

2005 Plan Master NQ

NQ Grant Agreement (Cont'd)                                                 Date

9. The Options shall not in any event be exercisable after the expiration of ten years from the Date of Grant specified on the first page of this Grant Agreement and, to the extent not exercised, shall automatically terminate at the end of such ten-year period.

10. Certificates for the shares of Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

11. In the event you retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of, or otherwise engage in competition with, the Company, the Committee, in its sole discretion, may require you to return, or (if not received) to forfeit, to the Company the economic value of the Options granted hereunder which you have realized or obtained by your exercise at any time on or after the date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all Options granted to you hereunder which you have not exercised prior to your competitive engagement shall be automatically cancelled.

12. Each Option granted is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.

13. All rights conferred upon you under the provision of this Grant Agreement are personal and, except under the provisions of paragraph 12 of this Grant Agreement, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

14. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address. This agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

15. Each Option may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.

2005 Plan Master NQ

                                                                        PART III

                       The Goodyear Tire & Rubber Company

                          Stock Option Grant Agreement

Name
Title

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Common Stock of the Company (the "Common Stock") by key employees and to provide for additional compensation based on appreciation of the Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 2005 Performance Plan of The Goodyear Tire & Rubber Company (the "Plan") was adopted effective April 26, 2005. A copy of the Plan is attached.

                          Granted to:
                                 SSN:
                          Grant Date:
                     Options Granted:
                         Option Type:  Non-Qualified/SAR
              Option Price per Share:  FMV on Grant Date
                     Expiration Date:  Ten Years from Grant Date

                    Vesting Schedule:  25% Per Year for Four Years

                                              /s/ Robert J. Keegan
                                              ----------------------------------
                                              The Goodyear Tire & Rubber Company
                                                             Date

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.

Signature:__________________________________         Date:______________________

2005 Plan Master NQSAR

NQ/SAR Grant Agreement (Cont'd)                                             Date

1. These Non-Qualified Stock Options for the number of shares of Common Stock indicated on the preceding page (the "Options") and the Stock Appreciation Rights granted in tandem with the Options (the "SARs") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page 1 of this Grant Agreement acknowledging receipt of the Options and SARs granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement, including a recognition of the Company's right to specify whether or not you may exercise either the Options or the SARs at the time you notify the Company of your intent to exercise. In the event that you are, or become subject to taxation under the laws of the United States of America at any time prior to the expiration date, the grant hereunder shall be deemed to be an Option and not a SAR for so long as you remain subject to such tax laws. You also agree that you have read and understand this Grant Agreement.

2. If the Company approves the exercise of an Option, you may exercise the Non-Qualified Stock Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (including a simultaneous exercise and sale of the shares of Common Stock thereby acquired and use of the proceeds from such sale to pay the exercise price) (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Options shall be by notice stating the number of shares of the Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Options.

3. If the Company approves the exercise of the SARs, written notice must be given to the Company stating the number of shares in the Options in respect of which the SARs are being exercised. In due course, you will receive payment in cash in an amount equal to the difference between the Fair Market Value (as defined in the Plan) of one share of the Common Stock on the date of exercise of the SARs and the Option Exercise Price per Share specified in respect of the Options times the number of shares in respect of which the SARs shall have been exercised. Such payment shall be subject to reduction for withholding taxes.

4. As further consideration for the Non-Qualified Stock Options and SARs granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries from the Date of Grant to the date or dates the Non-Qualified Stock Options and SARs become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Non-Qualified Stock Options and SARs granted. The Non-Qualified Stock Options and SARs you have been granted shall not in any event be exercisable after your termination of employment except for Retirement (defined as termination of employment at any age after 30 or more years, or at age 55 or older with at least 10 years of continuous service with the Company and its subsidiaries), death, or Disability (defined as termination of employment while receiving benefits under a long-term disability income plan provided by a government or sponsored by the Company or one of its subsidiaries).

2005 Plan Master NQSAR

NQ/SAR Grant Agreement (Cont'd)                                             Date

5. The Options and SARs terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your death, Retirement or Disability while an employee of the Company or one of its subsidiaries (and having been an employee continuously since the Date of Grant) during the exercise period on any date which is more than six (6) months after the Date of Grant specified on the first page of this Grant Agreement, the Options and SARs shall become immediately exercisable and, except as provided below in the event of your death while an employee, shall be exercisable by you for the remainder of the term of the Option/SAR grant. In the event of your death while an employee, the Options and SARs may be exercised up to three years after date of death by the person or persons to whom your rights in the options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

6. The Options and SARs you have been granted shall not in any event be exercisable after the expiration of ten years from the Date of Grant specified on the first page of this Grant Agreement and, to the extent not exercised, shall automatically terminate at the end of such ten-year period.

7. Certificates for shares of the Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

8. In the event you retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of, or otherwise engage in competition with, the Company, the Committee, in its sole discretion, may require you to return, or (if not received) to forfeit, to the Company the economic value of the Options or SARs which you have realized or obtained by your exercise of the Options or SARs granted hereunder at any time on or after the date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all Options or SARs which are granted to you hereunder and which you have not exercised prior to your competitive engagement shall be automatically cancelled.

9. Each Option and SAR are not transferable by you otherwise than by will or the laws of descent and distribution, and are exercisable during your lifetime only by you.

10. All rights conferred upon you under the provisions of this Grant Agreement are personal and, except under the provisions of paragraph 9 of this Grant Agreement, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

2005 Plan Master NQSAR

NQ/SAR Grant Agreement (Cont'd)                                             Date

11. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address. This Grant Agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

12. Each Option and/or SAR may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.

13. Your purchase of shares of Common Stock pursuant to the Options shall automatically reduce by a like number the shares subject to the SARs and, conversely, your exercise of any SARs shall automatically reduce by a like number the shares of the Common Stock available for purchase by you under the Options.

14. In agreeing to accept this grant, you clearly acknowledge that The Goodyear Tire & Rubber Company assumes no responsibility for any regulatory or tax consequences that arise from either the grant or exercise of the Options or the SARs, whether under U.S. or foreign law, rules, regulations or treaties.

15. Prior to the exercise of an Option or SAR, written notice must be given to the Company of your intent to exercise. The Company will then advise you whether or not you may exercise a Stock Option or an SAR and upon receiving such advice you may then exercise the Stock Option or the SAR.

2005 Plan Master NQSAR

                                                                         PART IV

                       The Goodyear Tire & Rubber Company

                                 Grant Agreement

(NAME)
(TITLE)


You have been granted Non-Qualified Stock Options for the purchase of Common Stock as follows:

                            Granted to:
                                   SSN:
                            Grant Date:
                       Options Granted:
                           Option Type:     Non-Qualified
                Option Price per Share:     $
                       Expiration Date:

These Non-Qualified Stock Options have been granted to you by the Board of Directors of The Goodyear Tire & Rubber Company (the "Company") under the 2005 Performance Plan (the "Plan") and pursuant to the terms of that certain Grant Agreement dated ( ), whereby you were granted Non-Qualified Stock Investment Options to purchase shares of the Common Stock of the Company (the "Common Stock") upon satisfaction of the conditions set forth in said Grant Agreement. You have satisfied said conditions and, accordingly, you are hereby automatically granted under the Plan Non-Qualified Stock Options for the above specified number of shares of Common Stock on and subject to the terms and conditions set forth herein.

Your option shares become 100% exercisable (one year from date of grant).


                                        ----------------------------------------
                                        The Goodyear Tire & Rubber Company


By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.


Signature:________________________      Date:______________________


                                                                            3-33

NQ Grant Agreement (Cont'd)                                     2005 Plan Reload


PART I - NON-QUALIFIED STOCK OPTIONS

1. These Non-Qualified Stock Options for the number of shares of Common Stock indicated on the preceding page (the "Non-Qualified Stock Options") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of the Non-Qualified Stock Options granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand this Grant Agreement.

2. You may exercise the Non-Qualified Stock Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (including a simultaneous exercise and sale of the shares of Common Stock thereby acquired and use of the proceeds from such sale to pay the exercise price) (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Options shall be by written notice to the Company stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Options.

3. As further consideration for the Non-Qualified Stock Options granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries from the Date of Grant to the date or dates the Non-Qualified Stock Options become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Non-Qualified Stock Options granted. The Non-Qualified Stock Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement (defined as termination of employment at any age after 30 or more years of continuous service with the Company and its subsidiaries, or at age 55 or older with at least 10 years of continuous service with the Company and its subsidiaries), death, or Disability (defined as termination of employment while receiving benefits under a long-term disability income plan maintained by the Company or one of its subsidiaries).


PART II - GENERAL PROVISIONS

4. The Options terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your death, Retirement or Disability while an employee of the Company or one of its subsidiaries (and having been an employee continuously since the Date of Grant) during the exercise period on any date which is more than six (6) months after the Date of Grant of the Non-Qualified Stock Options specified on the first page of this Grant Agreement, the Options shall become immediately exercisable and, except as provided below in the event of your death while an employee, shall be exercisable by you for the remainder of the term of the Option grant. In the event of your death while an employee, the Options may be exercised up to three years after date of death by the person or persons to whom your rights in the options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.


                                                                     Page 2 of 3

                                                                            3-33

NQ Grant Agreement (Cont'd)                                     2005 Plan Reload

5. The Options shall not in any event be exercisable after the Option Expiration Date specified on the first page of this Grant Agreement and, to the extent not exercised, shall automatically terminate at the close of business on the day prior to the Stock Option Expiration Date.

6. Certificates for the shares of Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

7. In the event you retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of, or otherwise engage in competition with, the Company, the Committee, in its sole discretion, may require you to return, or (if not received) to forfeit, to the Company the economic value of the Options granted hereunder which you have realized or obtained by your exercise at any time on or after the date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all Options granted to you hereunder which you have not exercised prior to your competitive engagement shall be automatically cancelled.

8. Each Option granted is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.

9. All rights conferred upon you under the provision of this Grant Agreement are personal and, except under the provisions of paragraph 8 of this Grant Agreement, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

10. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address. This agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

11. Each Option may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.


                                                                     Page 3 of 3

                                                                            3-33